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                                                                   EXHIBIT 10.33

                            AMENDMENT NUMBER 3 TO THE

                      AUTOMATIC REINSURANCE AGREEMENT NO. 1
                         (REFERRED TO AS THE AGREEMENT)

                                     BETWEEN

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             ST. PETERSBURG, FLORIDA
                         (REFERRED TO AS THE REINSURED)

                                       AND

                       WMA LIFE INSURANCE COMPANY LIMITED
                                HAMILTON, BERMUDA
                         (REFERRED TO AS THE REINSURER)

I. The Reinsurer, WMA LIFE INSURANCE COMPANY LIMITED, has changed its name to "GLOBAL PREFERRED RE LIMITED" effective as of September 18, 2001.

II. The provision entitled "Producer" in ARTICLE II, DEFINITIONS, is hereby deleted effective as of June 1, 2001 and the following substituted therefor:

         "Producer" means WMA Securities, Inc. (and/or its successors) and its affiliates, World Financial Group, Inc. (and/or its successors) and World Group Securities, Inc. (and/or its successors).

Except as expressed herein, all terms, covenants and provisions of the Automatic Reinsurance Agreement No. 1, as amended, that are not in conflict with the provisions of this amendment shall remain unaltered and in full force and effect.

In witness of the above, the Reinsured and the Reinsurer, by their respective officers have executed this amendment in duplicate at the dates and places indicated.

WESTERN RESERVE LIFE ASSURANCE             GLOBAL PREFERRED RE LIMITED
CO. OF OHIO



at St. Petersburg, FL                      at Duluth, Georgia
   -----------------------------              ---------------------------------
on December 31, 2001                       on December 31, 2001
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By: /s/ Larry Kirkland                     By: /s/ Edward F. McKernan
   -----------------------------              ---------------------------------
Title: VP and Managing Actuary             Title: President and Actuary



By: /s/ ILLEGIBLE                          By: /s/ Daniel W. McLeroy
   -----------------------------              ---------------------------------
Attest:                                    Attest: Director, Financial Projects